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                                                                 Exhibit 23.0



                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-41152 and No. 33-52147 on Form S-8 and Registration Statement No. 33-51363 on Form S-3 of California Energy Company, Inc. of our report dated February 3, 1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of California Energy Company, Inc. for the year ended December 31, 1994.




DELOITTE & TOUCHE LLP

Omaha, Nebraska
March 18, 1995